THE ADVISORS' INNER CIRCLE FUND

                       ACADIAN EMERGING MARKETS PORTFOLIO
                                  (THE "FUND")

                         SUPPLEMENT DATED JUNE 22, 2010
                                     TO THE
          SUMMARY PROSPECTUS ("SUMMARY PROSPECTUS") DATED MARCH 1, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS.
--------------------------------------------------------------------------------

As of June 15, 2010, Matthew Cohen is no longer a portfolio manager of the Fund. Accordingly, all references to Matthew Cohen are hereby removed from the Summary Prospectus in their entirety. The remaining members of the investment team will continue to be jointly and primarily responsible for the day-to-day management of the Fund.

Effective immediately, the first paragraph of the Summary Prospectus is deleted and replaced with the following:

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.acadian-asset.com. You can also get this information at no cost by calling 1-866-226-6161, by sending an e-mail request to acadian@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2010, as supplemented June 22, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the web-site, phone number or e-mail address noted above.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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